Exhibit 21.1
Dell Technologies Inc. Subsidiary List

Company Name	Country
3401 Hillview LLC	United States
A.W.S. Holding, LLC	United States
AetherPal (INDIA) Private Limited	India
AetherPal LLC	United States
AirWatch LLC	United States
Avi Networks B.V.	Netherlands
Avi Networks Germany GmbH	Germany
Avi Networks India Private Limited	India
Avi Networks International, Inc.	United States
Avi Networks International, Inc. (French Branch)	France
Avi Networks, LLC	United States
BitRock, Inc.	United States
BitRock, S.L.	Spain
Boomi LE UK Limited	United Kingdom
Boomi Software India Private Limited	India
Boomi, Inc.	United States
Bracknell Boulevard (Block C) LLC	United States
Bracknell Boulevard (Block D) LLC	United States
Bracknell Boulevard Management Company Limited	United Kingdom
Branch of Dell (Free Zone Company L.L.C)	Saudi Arabia
Branch office of foreign company Dell Emerging Markets (EMEA) Limited United Kingdom – Branch Office Skopje	North Macedonia, Republic of
Carbon Black Malaysia SDN. BHD	Malaysia
Carbon Black, LLC	United States
CloudHealth Technologies (Singapore) Pte. Ltd.	Singapore
CloudHealth Technologies, LLC	United States
Conchango Limited	United Kingdom
Datrium EMEA Ltd.	United Kingdom
Datrium Holdings, Inc.	United States
Datrium India Software Private Ltd.	India
Datrium, LLC	United States
DCC Executive Security Inc.	United States
Dell (Chengdu) Company Limited	China
Dell (China) Company Limited	China
Dell (China) Company Limited - Beijing Branch戴尔（中国）有限公司北京分公司	China
Dell (China) Company Limited - Beijing Information Technology Branch Office	China
Dell (China) Company Limited - Dalian Branch	China
Dell (China) Company Limited - Guangzhou Branch	China
Dell (China) Company Limited - Hangzhou Branch	China
Dell (China) Company Limited - Hangzhou Liaison Office	China
Dell (China) Company Limited - Jinan Branch	China
Dell (China) Company Limited - Nanjing Branch	China
Dell (China) Company Limited - Nanjing Liaison Office	China
Dell (China) Company Limited - Shanghai Branch	China

Dell (China) Company Limited - Shen Zhen Liaison Office	China
Dell (China) Company Limited - Shenyang Branch	China
Dell (China) Company Limited - Shenzhen Branch	China
Dell (China) Company Limited - Wuhan Branch	China
Dell (China) Company Limited - Xiamen Branch	China
Dell (China) Company Limited - Xian Branch	China
Dell (PS) Limited	Ireland
Dell (Switzerland) GmbH	Switzerland
Dell (Xiamen) Company Limited	China
Dell (Xiamen) Company Limited - Dalian Branch	China
Dell A/S	Denmark
Dell AB	Sweden
Dell America Latina Corp, Argentina Branch	Argentina
Dell America Latina Corp.	United States
Dell AS	Norway
Dell Asia Holdings Pte. Ltd.	Singapore
Dell Asia Pacific Sdn. Bhd.	Malaysia
Dell Asset Revolving Trust-B	United States
Dell Asset Syndication L.L.C.	United States
Dell Australia Pty Limited	Australia
Dell B.V.	Netherlands
Dell B.V., Taiwan Branch	Taiwan
Dell Bank International Designated Activity Company	Ireland
Dell Bank International Designated Activity Company, Sucursal en España	Spain
Dell Canada Inc.	Canada
Dell Colombia Inc.	United States
Dell Colombia Inc. - COLOMBIA BRANCH	Colombia
Dell Computadores do Brasil - Brasilia Branch	Brazil
Dell Computadores do Brasil - Hortolandia/SP Branch (A)	Brazil
Dell Computadores do Brasil - Hortolandia/SP Branch (B)	Brazil
Dell Computadores do Brasil - Porto Alegre Branch	Brazil
Dell Computadores do Brasil - Rio de Janeiro Branch	Brazil
Dell Computadores do Brasil - Sao Paulo Branch (Barueri - Alameda Rio Negro)	Brazil
Dell Computadores do Brasil - Sao Paulo Branch (Barueri - Tambore)	Brazil
Dell Computadores do Brasil - Sao Paulo Branch (Cajamar)	Brazil
Dell Computadores do Brasil - Sao Paulo Branch (Rua Verbo Divino)	Brazil
Dell Computadores do Brasil Ltda.	Brazil
Dell Computer (Pty) Limited	South Africa
Dell Computer de Chile Ltda.	Chile
Dell Computer EEIG	United Kingdom
Dell Computer Holdings L.P.	United States
Dell Computer SA	Spain
Dell Computer Services de Mexico S.A. de C.V.	Mexico
DELL Computer, spol. s r.o.	Czech Republic
Dell Conduit Funding-B L.L.C.	United States
Dell Conduit Funding-C L.L.C.	United States
Dell Corporation (Thailand) Co., Ltd.	Thailand
Dell Corporation Limited	United Kingdom
Dell Costa Rica SA	Costa Rica

Dell Depositor L.L.C.	United States
Dell DFS Corporation	United States
Dell DFS Group Holdings L.L.C.	United States
Dell DFS Holdings Kft	Hungary
Dell DFS Holdings LLC	United States
Dell El Salvador, Limitada	El Salvador
Dell Emerging Markets (EMEA) Limited	United Kingdom
Dell Emerging Markets (EMEA) Limited	Jordan
Dell Emerging Markets (EMEA) Limited	Tunisia
Dell Emerging Markets (EMEA) Limited - Egypt Representative Office	Egypt
Dell Emerging Markets (EMEA) Limited - Representative Office	Lebanon
Dell Emerging Markets (EMEA) Limited (Kazakhstan Representative Office)	Kazakhstan
Dell Emerging Markets (EMEA) Limited (Kenya Branch)	Kenya
Dell Emerging Markets (EMEA) Limited (Uganda Representative Office)	Uganda
Dell Emerging Markets (EMEA) Limited External Company (Ghana)	Ghana
Dell Emerging Markets (EMEA) Limited Trade Representative Office (Bulgaria)	Bulgaria
DELL EMERGING MARKETS (EMEA) LIMITED za usluge, Podružnica Zagreb	Croatia
Dell Equipment Finance Trust 2014-1	United States
Dell Equipment Finance Trust 2015-1	United States
Dell Equipment Finance Trust 2015-2	United States
Dell Equipment Finance Trust 2016-1	United States
Dell Equipment Finance Trust 2017-1	United States
Dell Equipment Finance Trust 2017-2	United States
Dell Equipment Finance Trust 2018-1	United States
Dell Equipment Finance Trust 2018-2	United States
Dell Equipment Finance Trust 2019-1	United States
Dell Equipment Finance Trust 2019-2	United States
Dell Equipment Finance Trust 2020-1	United States
Dell Equipment Finance Trust 2020-2	United States
Dell Equipment Funding LP	United States
Dell Equipment GP LLC	United States
Dell Federal Systems Corporation	United States
Dell Federal Systems GP L.L.C.	United States
Dell Federal Systems L.P.	United States
Dell Federal Systems LP L.L.C.	United States
Dell Financial Services Canada Limited	Canada
Dell Financial Services Holding Pty Ltd	Australia
Dell Financial Services International Ireland Designated Activity Company	Ireland
Dell Financial Services L.L.C.	United States
Dell Financial Services Pty Ltd	Australia
Dell Financial Services Pty Ltd	New Zealand
Dell Funding L.L.C.	United States
Dell FZ-LLC	United Arab Emirates
Dell FZ-LLC - Abu Dhabi Branch	United Arab Emirates
Dell FZ-LLC - BAHRAIN BRANCH	Bahrain
Dell FZ-LLC - Qatar Branch	Qatar
Dell Gesellschaft m.b.H	Austria
Dell Global B.V.	Netherlands
Dell Global B.V. - Bangladesh Liaison Office	Bangladesh

Dell Global B.V. - Pakistan Liaison Office	Pakistan
Dell Global B.V. - Philippines Representative Office	Philippines
Dell Global B.V. - Sri Lanka Liaison / Representative Office	Sri Lanka
Dell Global B.V. (Singapore Branch)	Singapore
Dell Global Business Center Sdn. Bhd.	Malaysia
Dell Global Holdings III B.V.	Netherlands
Dell Global Holdings X L.L.C.	United States
Dell Global Holdings XII L.L.C.	United States
Dell Global Holdings XIV L.L.C.	United States
Dell Global Holdings XV L.L.C.	United States
Dell Global Holdings XVI L.L.C.	United States
Dell GmbH	Germany
Dell GmbH - Munich Branch	Germany
Dell Guatemala, Ltda.	Guatemala
Dell Hong Kong Limited	Hong Kong
Dell Hungary Technology Solutions Trade LLC	Hungary
Dell III - Comercio de Computadores, Unipessoal Lda	Portugal
Dell Inc.	United States
Dell Information Technology (Kunshan) Company Limited	China
Dell International Holdings II Limited	United Kingdom
Dell International Holdings IX B.V.	Netherlands
Dell International Holdings Kft	Hungary
Dell International Holdings Limited	United Kingdom
Dell International Holdings VIII B.V.	Netherlands
Dell International Inc. (Korea)	Korea, Republic of
Dell International L.L.C.	United States
Dell International Services India Private Limited	India
Dell International Services Philippines, Inc.	Philippines
Dell Latinoamerica, S. de R.L.	Panama
Dell Leasing Mexico S. de RL de C.V.	Mexico
Dell Leasing Mexico Services S. de. R.L. de C.V.	Mexico
Dell LLC	Russian Federation
Dell Marketing Corporation	United States
Dell Marketing GP L.L.C.	United States
Dell Marketing L.P.	United States
Dell Marketing LP L.L.C.	United States
Dell Mexico S.A. de C.V.	Mexico
Dell Morocco SAS	Morocco
Dell New Zealand Limited	New Zealand
Dell NV	Belgium
Dell Panama S de RL	Panama
Dell Peru S.A.C.	Peru
Dell Procurement (Xiamen) Company Limited	China
Dell Procurement (Xiamen) Company Limited - Shanghai Branch	China
Dell Procurement (Xiamen) Company Limited - Shenzhen Branch	China
Dell Procurement (Xiamen) Company Limited - Shenzhen Liaison Office	China
Dell Product and Process Innovation Services Corp.	United States
Dell Products	Ireland
Dell Products (Poland) Sp.z.o.o.	Poland

Dell Products Corporation	United States
Dell Products GP L.L.C.	United States
Dell Products L.P.	United States
Dell Products LP L.L.C.	United States
Dell Puerto Rico Corp.	Puerto Rico
Dell Revolver Company L.P.	United States
Dell Revolver Funding L.L.C.	United States
Dell Revolver GP L.L.C.	United States
Dell Revolving Transferor L.L.C.	United States
Dell S.à r.l	Luxembourg
Dell S.p.A.	Italy
Dell s.r.o.	Slovakia
Dell SA	Switzerland
Dell Sales Malaysia Sdn. Bhd.	Malaysia
Dell SAS	Morocco
Dell SAS	France
Dell Services (China) Company Limited	China
Dell Services (China) Company Limited - Beijing Consulting Branch	China
Dell Services GmbH	Germany
Dell Singapore Pte. Ltd.	Singapore
Dell Sp. z o.o.	Poland
Dell Systems (UK) Limited	United Kingdom
Dell Systems Applications Solutions, Inc.	United States
Dell Systems TSI (Hungary) Likviditásmenedzsment Korlátolt Felelısségő Társaság	Hungary
Dell Taiwan B.V.	Netherlands
Dell Taiwan B.V., Taiwan Branch	Taiwan
Dell Technologies Capital, LLC	United States
Dell Technologies Egypt Limited	Egypt
Dell Technologies Inc.	United States
Dell Technologies Japan Inc.	Japan
Dell Technologies Philippines Inc.	Philippines
Dell Technology & Solutions Israel Ltd	Israel
Dell Technology & Solutions LLC	Qatar
Dell Technology & Solutions Nigeria Limited	Nigeria
Dell Technology Products And Services SA	Greece
Dell Technology S.R.L.	Romania
Dell Teknoloji Limited Sirketi	Turkey
Dell Teknoloji Limited Sirketi - Ankara Branch	Turkey
Dell Trading (Kunshan) Company Limited	China
Dell UK Employee Financial Security Plan	United Kingdom
Dell UK Group Pension Scheme 2018	United Kingdom
Dell USA Corporation	United States
Dell USA GP L.L.C.	United States
Dell USA L.P.	United States
Dell USA LP LLC	United States
Dell Vendor Finance Facility 2017 L.L.C.	United States
Dell Vietnam Company Limited	Vietnam
Dell Vietnam Company Limited – Hanoi Branch	Vietnam
Dell World Trade Corporation	United States

Dell World Trade GP L.L.C.	United States
Dell World Trade L.P.	United States
Dell World Trade LP L.L.C.	United States
Delve Laboratories USA, Inc.	United States
Denali Intermediate Inc.	United States
DFS B.V.	Netherlands
DIH X C.V.	Netherlands
ECM Software Group Limited	Cyprus
EMC (Benelux) B.V.	Netherlands
EMC Australia Pty Limited	Australia
EMC Chile S.A.	Chile
EMC Computer Storage Systems (Sales & Services) Ltd.	Israel
EMC Computer Systems	Qatar
EMC Computer Systems (China) Co., Ltd.	China
EMC Computer Systems (China) Co., Ltd. - Changsha Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Chengdu Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Chongqing Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Fuzhou Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Guangzhou Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Hangzhou Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Hefei Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Jinan Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Kunming Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Nanjing Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Nanning Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Qingdao Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Shanghai Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Shenyang Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Shenzhen Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Shenzhen Futian Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Urumqi Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Wuhan Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Xian Branch Office	China
EMC Computer Systems (China) Co., Ltd. - Zhengzhou Branch Office	China
EMC Computer Systems (FE) Limited	Hong Kong
EMC Computer Systems (FE) Limited, Macau Representative Office	Macao
EMC Computer Systems (FE) Limited, Taiwan Branch	Taiwan
EMC Computer Systems (Malaysia) Sdn. Bhd.	Malaysia
EMC Computer Systems (S A) (Pty) Ltd	South Africa
EMC Computer Systems (South Asia) Pte. Ltd.	Singapore
EMC Computer Systems (U.K.) Limited	United Kingdom
EMC Computer Systems Argentina S.A.	Argentina
EMC Computer Systems Austria GmbH	Austria
EMC Computer Systems Austria GmbH (“Rep Office in Egypt”)	Egypt
EMC Computer Systems Austria GmbH - Abu Dhabi	United Arab Emirates
EMC Computer Systems Austria GmbH ("Rep Office in Bahrain")	Bahrain
EMC Computer Systems Austria GmbH ("Rep Office in Jordan")	Jordan
EMC Computer Systems Austria GmbH ("Saudi Arabia" branch)	Saudi Arabia

EMC Computer Systems Austria GmbH atstovybė ("Representative Office in Lithuania")	Lithuania
EMC Computer Systems Austria GmbH Eesti filiaal	Estonia
EMC Computer Systems Austria GmbH, organizacna zlozka	Slovakia
EMC Computer Systems Austria GmbH, podruznica Ljubljana	Slovenia
EMC Computer Systems Bilgisayar Sistemleri Ticaret A.S.	Turkey
EMC Computer Systems France S.A.S.	France
EMC Computer Systems Mexico, S.A. de CV	Mexico
EMC Computer Systems Philippines, Inc.	Philippines
EMC Computer Systems Poland Sp. z o.o.	Poland
EMC Computer Systems Venezuela, S.A.	Venezuela, Bolivarian Republic of
EMC Consulting (UK) Limited	United Kingdom
EMC Corporation	United States
EMC Corporation of Canada	Canada
EMC Czech Republic s.r.o.	Czech Republic
EMC del Peru, S.A.	Peru
EMC Egypt Service Center Limited	Egypt
EMC Equity Assets LLC	United States
EMC Europe Limited	United Kingdom
EMC Global Holdings Company	United States
EMC Global Holdings Company	Australia
EMC Group 2	Bermuda
EMC Information Systems (Thailand) Limited	Thailand
EMC Information Systems CIS	Russian Federation
EMC Information Systems Colombia Ltda.	Colombia
EMC Information Systems International	Ireland
EMC Information Systems Kazakhstan LLP	Kazakhstan
EMC Information Systems Management Limited	Ireland
EMC Information Systems Management Limited ("Branch in France")	France
EMC Information Systems Management Limited	Hong Kong
EMC Information Systems Management Limited Singapore Branch	Singapore
EMC Information Systems Management Limited, German Branch	Germany
EMC Information Systems Morocco Limited	Morocco
EMC Information Systems Nigeria Limited	Nigeria
EMC Information Systems Pakistan (Private) Limited	Pakistan
EMC Information Systems Sweden AB	Sweden
EMC Information Technology Research & Development (Beijing) Co., Ltd.	China
EMC Information Technology Research & Development (Chengdu) Co., Ltd.	China
EMC Information Technology Research & Development (Shanghai) Co., Ltd.	China
EMC International Company	Ireland
EMC IP Holding Company LLC	United States
EMC Ireland Holdings	Ireland
EMC Israel Advanced Information Technologies Ltd.	Israel
EMC Israel Development Center Ltd.	Israel
EMC IT Solutions India Private Limited	India
EMC Mexico Servicios, S.A. de C.V.	Mexico
EMC Middle East	United Arab Emirates
EMC New Zealand Corporation Limited	New Zealand
EMC Puerto Rico, Inc.	United States

EMC Research and Development Centre	Russian Federation
EMC Software and Services India Private Limited	India
EMC St. Petersburg Development Centre	Russian Federation
EMC Technology India Private Limited	India
Flanders Road Holdings LLC	United States
GoPivotal (UK) Limited	United Kingdom
GoPivotal Israel Ltd.	Israel
GoPivotal Singapore Pte. Limited	Singapore
GoPivotal Software India Private Limited	India
Hankook EMC Computer Systems Chusik Hoesa	Korea, Republic of
Hankook EMC Computer Systems Chusik Hoesa	Hong Kong
Information Systems EMC Greece S.A.	Greece
Lastline (UK) Limited	United Kingdom
Lastline G.K.	Japan
Lastline Software B.V.	Netherlands
Lastline Technologies Private Limited	India
Lastline, LLC	United States
Liaison Office (Bureau d'Etudes) of EMC Computer Systems Austria GmbH	Morocco
LLC “EMC Information Systems Ukraine”	Ukraine
LLC Dell Ukraine	Ukraine
More I.T. Resources Ltd.	Israel
NBT Investment Partners LLC	United States
Newfound Investment Partners LLC	United States
Nicira, Inc.	United States
Nyansa, LLC	United States
Octarine Labs, LLC	United States
Oy Dell Ab	Finland
Perot Systems India Foundation	India
Pivotal Labs Sydney Pty Ltd	Australia
Pivotal Software Australia Pty Limited	Australia
Pivotal Software Deutschland GmbH	Germany
Pivotal Software Korea Ltd.	Korea, Republic of
Pivotal Software, Inc.	United States
Pivotal Technology (Beijing) Co., Ltd.	China
PT Dell Indonesia	Indonesia
PT EMC Information Systems	Indonesia
PT VMware Software Indonesia	Indonesia
Redstone Holdings LLC	United States
Representative Office of "Dell Emerging Markets (EMEA) Limited" in the Republic of Azerbaijan	Azerbaijan
Representative Office of EMC Computer Systems Austria GmbH in Belgrade	Serbia
RSA Security B.V. India Liaison Office	India
Salt Stack, LLC	United States
ScaleIO LLC	United States
ScaleIO, Ltd.	Israel
SecureWorks Australia Pty. Ltd.	Australia
SecureWorks Corp.	United States
SecureWorks Europe Limited	United Kingdom
SecureWorks Europe S.R.L.	Romania

SecureWorks India Private Limited	India
SecureWorks Japan K.K.	Japan
SecureWorks SAS	France
Secureworks Software Canada ULC	Canada
SecureWorks, Inc.	United States
Sichuan An Cheng Security Technology Company	China
Taiwan VMware Information Technology LLC	Taiwan
The Representative Office of Dell Global B.V. in Hanoi City	Vietnam
The Representative Office of Dell Global B.V. in Ho Chi Minh City	Vietnam
The Representative Office of EMC Computer Systems (South Asia) Pte. Ltd. in Hanoi City	Vietnam
The Representative Office of EMC Computer Systems (South Asia) Pte. Ltd. in Ho Chi Minh City	Vietnam
Uhana, LLC	United States
UNIFi Software International, Inc.	United States
V M WARE EGYPT	Egypt
VCE Solutions Limited	United Kingdom
VCE Technologies Pty Ltd	Australia
VCE Technology Solutions K.K.	Japan
VCE Technology Solutions Limited	Ireland
VeloCloud Networks Private Limited	India
Velocloud Networks, LLC	United States
Virtustream Bulgaria EOOD	Bulgaria
Virtustream Canada Holdings, Inc.	Canada
Virtustream Cloud Services Australia Pty Limited	Australia
Virtustream Cloud Services Ireland Unlimited Company	Ireland
Virtustream Cloud Services Japan K.K.	Japan
Virtustream Germany GmbH	Germany
Virtustream Group Holdings, Inc.	United States
Virtustream IP Holding Company LLC	United States
Virtustream Ireland Limited	Ireland
Virtustream Limited	Jersey
Virtustream LLC	United States
Virtustream LT UAB	Lithuania
Virtustream Security Solutions Private Limited	India
Virtustream Security Solutions, LLC	United States
Virtustream Switzerland Sàrl	Switzerland
Virtustream UK Limited	United Kingdom
VMW Holdco LLC	United States
VMware (Thailand) Co., Ltd.	Thailand
VMware Alpha LLC	United States
VMware Argentina S.R.L.	Argentina
VMware Australia Pty Ltd	Australia
VMware Belgium	Belgium
VMware Bermuda Unlimited Company	Ireland
VMware Bulgaria EOOD	Bulgaria
VMware Canada ULC	Canada
VMware Chile SpA	Chile
VMware Colombia SAS	Colombia
VMware Costa Rica Ltda.	Costa Rica

VMware Denmark ApS	Denmark
VMware Eastern Europe	Armenia
VMware France SAS	France
VMware Global, Inc.	United States
VMware Global, Inc. Zweigniederlassung Deutschland	Germany
VMware Hong Kong Limited	Hong Kong
VMware Information Technology (China) Co. Ltd.	China
VMware Information Technology (China) Co. Ltd. - Beijing Branch	China
VMware Information Technology (China) Co. Ltd. - Guangzhou Branch	China
VMware Information Technology (China) Co. Ltd. - Shanghai Branch	China
VMware International Marketing Limited	Ireland
VMware International Spain, S.L.	Spain
VMware International Unlimited Company	Ireland
VMware Israel Ltd.	Israel
VMware Italy S.r.l.	Italy
VMware Korea Co., Ltd.	Korea, Republic of
VMware Malaysia SDN. BHD.	Malaysia
VMware Marketing Austria GmbH	Austria
VMware Mexico S. de R.L. de C.V.	Mexico
VMware Middle East FZ-LLC	United Arab Emirates
VMware Netherlands B.V.	Netherlands
VMware Norway AS	Norway
VMware NZ Company	New Zealand
VMWARE PHILIPPINES INC.	Philippines
VMware Poland sp. Z.o.o.	Poland
VMware QFC LLC	Qatar
VMware Rus LLC	Russian Federation
VMware Saudi Limited	Saudi Arabia
VMware Singapore Pte. Ltd.	Singapore
VMware Software e Serviços Brasil Ltda.	Brazil
VMware Software India Private Limited	India
VMware South Africa (Pty) Ltd	South Africa
VMware Spain, S.L.	Spain
VMware Sweden AB	Sweden
VMware Switzerland GmbH	Switzerland
VMware Technology Holdings Limited	Bermuda
VMware Turkey Software Solutions and Services Company Limited	Turkey
VMware UK Limited	United Kingdom
VMware, Inc.	United States
VMware, K.K.	Japan
Wyse Technology GmbH	Germany
Wyse Technology International B.V.	Netherlands
Wyse Technology L.L.C.	United States
XtremlO Ltd.	Israel